                                                                [EX.-99.906CERT]

                                                                     Exhibit (b)

                           SECTION 906 CERTIFICATIONS

     In connection with this report on Form N-CSRS for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        By: /s/ Gary E. Wendlandt
                                            ------------------------------------
                                            Gary E. Wendlandt
                                            Chairman and Principal Executive
                                            Officer

                                        Date: August 30, 2006


                                        By: /s/ Arphiela Arizmendi
                                            ------------------------------------
                                            Arphiela Arizmendi
                                            Treasurer and
                                            Principal Financial and Accounting
                                            Officer

                                        Date: August 30, 2006


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